Exhibit 10.6
THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT
AND ESCROW INSTRUCTIONS
THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS (this “Third Amendment”) is made as of the 9th day of December, 2022 (“Effective Date”), by and between KBSII 445 SOUTH FIGUEROA, LLC, a Delaware limited liability company (“Seller”), and WB UNION PLAZA HOLDINGS LLC, a Delaware limited liability company (“Buyer”). In consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:
RECITALS
A.Seller and Buyer are parties to that certain Purchase and Sale Agreement and Escrow Instructions dated as of July 20, 2022, as amended by that certain First Amendment to Purchase and Sale and Escrow Instructions dated as of October 14, 2022 and that Second Amendment to Purchase and Sale Agreement and Escrow Instructions dated as of November 23, 2022 (as amended, the “Purchase Agreement”). All initially-capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement unless the context clearly indicates otherwise.
B.Seller and Buyer have agreed to modify the terms of the Purchase Agreement as set forth in this Third Amendment.
NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intended to be legally bound, Seller and Buyer agree as follows:
1.Recitals. The Recitals set forth above are hereby incorporated herein by reference as if the same were fully set forth herein.
2.Closing Date. The Closing Date shall be, and hereby is, extended from December 15, 2022, at 1:00 p.m. to December 29, 2022, at 1:00 p.m. (California time).
3.Effectiveness of Agreement. Except as modified by this Third Amendment, all the terms of the Purchase Agreement shall remain unchanged and in full force and effect.
4.Counterparts. This Third Amendment may be executed in counterparts, and all counterparts together shall be construed as one document.
5.Telecopied/Emailed Signatures. A counterpart of this Third Amendment that is signed by one party to this Third Amendment and telecopied/emailed to the other party to this Third Amendment or its counsel (i) shall have the same effect as an original signed counterpart of this Third Amendment, and (ii) shall be conclusive proof, admissible in judicial proceedings, of such party’s execution of this Third Amendment.
6.Successors and Assigns. All of the terms and conditions of this Third Amendment shall apply to benefit and bind the successors and assigns of the respective parties.

IN WITNESS WHEREOF, Seller and Buyer have entered into this Third Amendment to Purchase and Sale Agreement and Escrow Instructions as of the date first above stated.
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“SELLER”
KBSII 445 SOUTH FIGUEROA, LLC
a Delaware limited liability company
By:    KBSII REIT ACQUISITION XV, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES II, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP II,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST II, INC.,
a Maryland Corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

“BUYER”
WB UNION PLAZA HOLDINGS LLC,
a Delaware limited liability company
By:    /s/ Joel Schreiber
Name:    Joel Schreiber
Its:    Member